ANALYST PRESENTATION February 7, 2017 Paul B. Murphy, Jr. Chairman and CEO Third Quarter 2018 Financial Results October 22, 2018 Exhibit 99.2

Disclaimers This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2018, and our Registration Statement on Form S-4 filed with the SEC on July 20, 2018, other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and the following factors: business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic market areas; economic, market, operational, liquidity, credit and interest rate risks associated with our business; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; the laws and regulations applicable to our business; our ability to achieve organic loan and deposit growth and the composition of such growth; increased competition in the financial services industry, nationally, regionally or locally; our ability to maintain our historical earnings trends; our ability to raise additional capital to implement our business plan; material weaknesses in our internal control over financial reporting; systems failures or interruptions involving our information technology and telecommunications systems or third-party servicers; the composition of our management team and our ability to attract and retain key personnel; the fiscal position of the U.S. federal government and the soundness of other financial institutions; the composition of our loan portfolio, including the identify of our borrowers and the concentration of loans in energy-related industries and in our specialized industries; the portion of our loan portfolio that is comprised of participations and shared national credits; the amount of nonperforming and classified assets we hold; the occurrence of any event, change or other circumstances that could give rise to the right of Cadence or State Bank to terminate the definitive merger agreement between Cadence and State Bank; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the merger with State Bank are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Cadence and State Bank do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction. Cadence can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this communication, and Cadence does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Certain of the financial measures and ratios we present, including “efficiency ratio,” “adjusted efficiency ratio,” “adjusted noninterest expenses,” “adjusted operating revenue,” “tangible common equity ratio,” “tangible book value per share,” “return on average tangible common equity,” “adjusted return on average tangible common equity,” “adjusted return on average assets,” “adjusted diluted earnings per share” and “pre-tax, pre-provision net earnings,” are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the Appendix.

Earnings Net income of $47.1 million, compared to $32.6 million in 3Q17 and $48.0 million in 2Q18, driven by broad-based growth, stable credit, and strong expense control Pre-tax, Pre-provision net earnings(1) of $60.8 million, up 6% from 2Q18 & up 18% from 3Q17 Earnings per share of $0.56, ROAA of 1.61%; ROATCE(1) of 17.32% Revenue Balance Sheet Efficiency Credit Quality Operating revenue(1) of $122.1 million, up 13% from 3Q17 & up 2% from 2Q18, driven largely by spread income and strong balance sheet growth Net Interest Margin of 3.58%(2), up 6 bp from 3Q17 & down 8 bp from prior quarter, reflecting strong growth in loans and core deposits, and our balance sheet asset sensitivity to rate increases, partially offset by the impact of Fed fund rate increases on deposit costs Total period end assets of $11.8 billion, up $1.3 billion or 12% from 3Q17 Loans of $9.4 billion, up $1.4 billion or 18% from 3Q17, reflecting strong organic trends Core Deposits(3) of $8.8 billion, increasing $1.2 billion or 15% from 3Q17; Total Deposits of $9.6 billion, up $1.1 billion or 12% from 3Q17 Adj. efficiency ratio of 48.4%(1), improved from 52.7% in the year ago quarter, reflecting steady revenue growth and continued focus on expense discipline Noninterest expenses to average assets of 2.11% compared to 2.23% in 2Q18 and 2.26% in 3Q17 Total nonperforming assets have decreased by $59 million or down 48% from a year ago and total NPAs to total loans, OREO and other NPAs decreased from 1.5% in 3Q17 to 0.7% in 3Q18 Continued improvement in the energy portfolio and environment, as well as refinement of our portfolio loss rates and overall credit stability drove a provision release of $1.4 million during the third quarter of 2018; the allowance for credit losses at 3Q18 was 0.91% of total loans (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix. (2) Presented on a fully taxable equivalent (FTE) basis using a tax rate of 21.0% (3) Core deposits are defined as total deposits excluding brokered deposits Third Quarter 2018 Highlights

Financial Highlights $ in millions, except per share and unless otherwise indicated (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 9/30/18 vs. 9/30/17. QoQ represents 9/30/18 vs. 6/30/18. (2) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix (3) Annualized for the three month periods

Adjusted Net Income Key Profitability Metrics – Adjusted(1) Adjusted Earnings Per Share Adjusted Return on Tangible Equity $ in millions, unless otherwise indicated Adjusted Return on Assets (1) “Adjusted” figures are considered non-GAAP financial measures. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix

Historical Financial Performance 44% 62% 74% 17% 26% 74% 80% 84% 20% 16% 92% 8% 96% 4% (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix

Highlights Robust Loan Growth $ in millions, unless otherwise indicated Loan Growth Loans grew $1.4 billion or 18% to $9.5 billion from the year ago period. Increases in loans reflect continued demand primarily in our specialized, general C&I and residential portfolios. Cadence continues to be commercial-focused, reflecting 75% of total loans. Organic loan production and pipelines remain attractive with strong commercial customer activity. (1) Period End Financials. (2) Figures do not equal 100% due to rounding. (3) Favorable (Unfavorable) comparison versus prior period. YoY represents 9/30/18 vs. 9/30/17. QoQ represents 9/30/18 vs. 6/30/18. 3Q18 Loan Breakdown and Historical Comparison

Solid Credit Quality $ in millions, unless otherwise indicated Nonperforming Assets(1) Highlights Net Charge Offs (1) NPA% represents total nonperforming assets (NPAs) to total loans and OREO and other NPAs Net-charge offs of $3.1 million in 3Q18 or 13 bps of average loans, on an annualized basis, primarily due to one seasoned energy credit that has been in active resolution and was previously reserved for the full amount of the charge off. Year-to-date 2018 annualized net-charge offs were 9 bps. Total nonperforming assets decreased $59 million from prior year and increased $6 million during 3Q18 to $63 million. The NPA%(1) was 0.7% compared to 1.5% in 3Q17 and 0.6% in 2Q18. Originated portfolio delinquency (30+ days past due) of 17 bps compared to 33 bps in 2Q18 due to lower consumer delinquencies as well as continued resolutions in the energy sector. Bank’s provision recapture in 3Q18 of $1.4 million was driven by improvement in the energy environment, as well as refinement of portfolio loss rates amid an overall stable credit backdrop. The allowance for credit losses was $86.2 million or 0.9% of total loans at 3Q18.

Highlights Targeted Core Deposit(2) Growth $ in millions, unless otherwise indicated Deposit Growth 3Q18 Deposit Breakdown and Comparison Core Deposit(2) growth remains a top strategic focus, increasing $1.2 billion or 15% from prior year and $252 million or 3% from linked quarter, driven by continued success in expanding commercial deposit relationships and treasury management services. Noninterest bearing deposits as a percent of total deposits were 21.9%, compared to 24.4% at September 30, 2017 and 22.9% at June 30, 2018. (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 9/30/18 vs. 9/30/17. QoQ represents 9/30/18 vs. 6/30/18. (2) Core deposits are defined as total deposits excluding brokered deposits (3) Figures may not total due to rounding Deposit Composition (9/30/18)

Net Interest Margin $ in millions, unless otherwise indicated Highlights Net interest margin (tax equivalent) was 3.58% compared to 3.66% for 2Q18, impacted by the LIBOR spread to IOER (Interest on Excess Reserves) contracting in the third quarter of 2018 and lower securities yields. NIM excluding recovery accretion declined 7bp from 2Q18 and increased 7bp from 3Q17. Originated loan yields in 3Q18 were 5.08%, +4bp from prior quarter and +67bp from year ago period. Total cost of deposits was 1.15% for 3Q18 vs. 0.98% for the linked quarter, reflecting the six-month cumulative lag effect of the March, June and September Fed funds rate increases, consistent with our forecasted 55% total deposit beta. Inherent asset sensitivity with over 71% of portfolio floating rate loans, of which 77% is tied to one-month LIBOR, partially offset by over $1.0 billion in rate hedges, with $382 million maturing on 12/17/18 and $300 million on 12/31/19. NIM, Yields & Costs (1) Figures may not total due to rounding Net Interest Margin (TE) Rollforward(1)

Interest Rate Sensitivity – Positively Positioned $ in millions, unless otherwise indicated Highlights Asset sensitive balance sheet with a projected 6.0% increase in net interest income in +100bp scenario and up 12.0% in +200bp(1). The originated loan beta (including acquired non-credit impaired loans) was 83% cycle-to-date(2) demonstrating the interest-sensitivity of the loan portfolio. The 3Q18 originated loan beta of 31% was impacted by timing of variable loan reset dates and loan mix. The cycle-to-date(2) total deposit beta is 43% and we are currently forecasting 55% total deposit beta over the long-term in our internal Asset/Liability modeling. Total deposit beta was 80% in 3Q18, down 6bps from 86% in prior quarter. The consecutive increases in the Fed Funds rate continues to impact the quarterly deposit beta on a lag basis. Loan Betas are calculated by dividing the change in loan yields by change in the average 1-month LIBOR and Deposit Betas are calculated by dividing the change in deposit costs by change in the average Fed Target rate, which reflects the bank’s balance sheet positioning. (1) Based on September 30, 2018 interest rate sensitivity modeling of instantaneous rate shock over 1-12 months (2) Cycle-to-date reflects changes since 4Q15 and incorporates the eight (8) increases in the Fed Funds rate and one-month Libor since December 16, 2015 Cumulative Betas (Cycle-to-date) Quarterly Betas

Highlights Attractive Noninterest Income Platform Total Noninterest Income Composition(1)(2) Total Noninterest Income Growth $ in millions, unless otherwise indicated 3Q18 Total Noninterest Income: $ 24mm Total noninterest income of $24.0 million is down from $24.7 million linked quarter and $27.1 million a year ago, primarily due to the sale of Cadence Insurance during 2Q18. 3Q18 linked quarter also impacted by a $0.8 million decrease in interchange fees limited by the Durbin Amendment. The third quarter of 2018 is the first quarter in which the Durbin Amendment applied to the Company’s interchange fees. Assets Under Management(3) (1) Figures may not total due to rounding (2) Cadence Insurance was sold to Baldwin Krystyn Sherman Partners in June 2018. (3) Total Assets Under Management adjusted to exclude Escrow, Safekeeping & QSF Total Noninterest Income / Total Revenue 25.0% 22.6% 21.5% 20.6% 19.6%

Adjusted Operating Revenue(1) Consistent Revenue Growth & Expense Management Adjusted Noninterest Expense(1) Highlights $ in millions, unless otherwise indicated Pre-tax, Pre-Provision Net Earnings(1) +18% from 3Q17 and +6% from 2Q18 due to strong revenue and managed expenses. 3Q18 adjusted operating revenue(1) compared to year ago period increased $14.9 million or 14% while adjusted noninterest expenses(1) increased $2.5 million or 4%. 3Q18 adjusted noninterest expense(1) excludes approximately $2.2 million in non-routine costs from the final LLC secondary offerings and State Bank merger related expenses. Adjusted Efficiency Ratio(1) (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix

Appendix

Summary Balance Sheet – Period End $ in millions Note: Figures may not total due to rounding.

Summary Income Statement - Quarterly $ in millions (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix Note: Figures may not total due to rounding.

Energy Loans Detail $ in millions Note: Figures may not total due to rounding. (1) Excluded from our Nonperforming Loans as of September 30, 2017 is a $9.9 million nonperforming energy credit that was reclassified as held-for-sale (HFS) and sold during the fourth quarter of 2017. Because this credit was reclassified to HFS and sold it has not been included in our investment loan portfolio ratios in order for these ratios to be comparable to prior and subsequent periods.

Allowance for Credit Losses Rollforward $ in thousands Note: Figures may not total due to rounding.

Non-GAAP Measures and Ratio Reconciliation $ in millions (1) Other non-routine expenses for 2Q18 were $1.1 million and included expenses related to the sale of the assets of our insurance company. This compares to $2.3 million and $2.0 million for 1Q18 and 4Q17, respectively, each representing legal costs associated with litigation related to a pre-acquisition matter of a legacy acquired bank that has been resolved. Note: Figures may not total due to rounding.

Non-GAAP Measures and Ratio Reconciliation, continued Note: Figures may not total due to rounding. $ in millions, unless otherwise indicated

Non-GAAP Measures and Ratio Reconciliation, continued $ in thousands, unless otherwise indicated (1) Annualized. (2) Other non-routine expenses for 2Q18 were $1.1 million and included expenses related to the sale of the assets of our insurance company. This compares to $2.3 million and $2.0 million for 1Q18 and 4Q17, respectively, each representing legal costs associated with litigation related to a pre-acquisition matter of a legacy acquired bank that has been resolved. Note: Figures may not total due to rounding.